SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: January 18, 2018

Actua Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640,

Radnor, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 7.01.	Regulation FD Disclosure.

On January 24, 2018, Actua Corporation (“Actua”) issued a press release announcing that it notified The NASDAQ Stock Market LLC (the “NASDAQ”) of its intention to voluntarily delist its common stock from the exchange. Actua intends to file a Form 25 notification of delisting with the Securities and Exchange Commission (the “SEC”) on January 29, 2018. Actua’s expectation is that the delisting of its common stock from the NASDAQ will formally become effective on February 8, 2018. Following the delisting, Actua expects its common stock to begin trading on the OTCQB Market.

Actua’s voluntarily delisting from the NASDAQ is a component of its previously announced plan to reduce costs as it winds down its operations in accordance with a plan of dissolution and was formally approved by Actua’s Board of Directors on January 18, 2018.

A copy of Actua’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

    (d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release issued January 24, 2018 by Actua Corporation

Legal Notice Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding possible or assumed future results of operations of Actua, the execution and results of its plan of dissolution and related matters. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue” or the negative of such terms or other similar expressions. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. There are no guarantees that Actua will be able to successfully complete the delisting as intended or the implementation of its plan of dissolution or that there will be any specific amount of reserve funds (or any at all) available for future distribution. Actua’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2017, June 30, 2017, and September 30, 2017, respectively, each as filed with the SEC, contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Actua assumes no obligation to update any forward-looking statement contained in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: January 24, 2018	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary